Income Taxes	4 Months Ended	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2020
Income Taxes
11. INCOME TAXES
The current and deferred components of the provision for income taxes for both Federal and State jurisdictions are zero as of December 31, 2020 and 2019, respectively.
The Company’s provision for income taxes differs from the amount determined by applying the applicable federal statutory tax rate to the loss before income taxes due to the valuation allowance for the net deferred income tax assets. A reconciliation of the U.S. statutory tax rate to our effective tax rate is presented below:

	Years Ended December 31,
	2020	2019
U.S. federal statutory income tax rate	21.00%	21.00%
State and local income taxes	6.31%	6.25%
R&D tax credits	7.18%	3.89%
Stock- based compensation	-0.73%	-0.68%
Valuation allowance	-33.83%	-30.27%
Other	0.07%	-0.19%

Effective tax rate	0.00%	0.00%
Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. Significant components of the Company’s deferred tax assets and liabilities were as follows:

	As of December 31,
	2020	2019
Deferred tax assets:
Non-qualified stock compensation	124	35
Lease liabilities	1,176	188
Other	8	6
R&D credit carryforwards	1,733	625
Net operating loss carryforwards	13,516	6,758

Total deferred tax assets	16,557	7,612
Valuation allowance	(11,747)	(6,529)

Total deferred tax assets net of valuation allowance	4,810	1,083

Deferred tax liabilities:
Depreciation and amortization	(173)	(142)
Right of use assets	(1,135)	(175)
Capitalized patents	(181)	(102)
Internally developed software	(354)	(104)
Capitalized R&D expense	(2,967)	(560)

Total deferred tax liabilities	(4,810)	(1,083)

Net deferred tax assets (liabilities)	—	—

The Company had U.S. federal and state net operating loss carryforwards of approximately $49.4 million and $24.7 million as of December 31, 2020 and 2019, respectively. The Company’s net operating loss carryforwards generated prior to January 1, 2018 will begin to expire, if not utilized, in 2036. The Company’s net operating loss carryforwards generated after December 31, 2017 will carry forward indefinitely. As of December 31, 2020 and 2019, the Company had U.S. federal and state tax credit carryforwards of $1.7 million and $625 thousand, respectively. The tax credit carryforwards will expire between 2025 and 2040.
The deductibility of such credits and net operating losses (“NOL”) may be limited. Under Section 383 and 382 of the Internal Revenue Code of 1986, as amended (the “Code”), and corresponding provisions of state law, if a corporation undergoes an “ownership change,” which generally occurs if the percentage of the corporation’s stock owned by 5% stockholders increases by more than 50% over a three-year period, the corporation’s ability to use its pre-change,
credits and NOL carryforwards and other
pre-change
tax attributes to offset its post-change income, may be limited. We have not determined if we have experienced Section 383/382 ownership changes in the past and if a portion of our NOL and tax credit carryforwards are subject to an annual limitation. In addition, we may experience ownership changes in the future as a result of subsequent shifts in our stock ownership, some of which may be outside of our control. If we determine that an ownership change has occurred and our ability to use our historical NOL and tax credit carryforwards is significantly limited, it would harm our future operating results by effectively increasing our future tax obligations.
The Company has evaluated the positive and negative evidence bearing upon the realizability of its deferred tax assets. Based on the Company’s history of operating losses, including a three-year cumulative loss position as of December 31, 2020 and 2019, the Company has concluded that it is not more likely than not that its deferred income tax assets will be realized. Accordingly, the Company has provided a full valuation allowance, for the years ended December 31, 2020 and 2019. The net increase in the valuation allowance of $5.2 million is due to the current year operating losses.

The Company is generally subject to a three-year statute of limitations by major tax jurisdictions. The current tax years that are subject for examination are tax years 2017 through 2019, although tax years dating back to 2015 remain open up to the tax attribute amounts carried forward for future use.
dMY TECHNOLOGY GROUP, INC. III [Member]
Income Taxes
Note 10—Income Taxes
The Company’s taxable income primarily consists of interest income on the Trust Account. The Company’s general and administrative expenses are generally considered start-up
costs and are not currently deductible. There was no income tax expense for the period from September 14, 2020 (inception) through December 31, 2020.
The income tax provision (benefit) consists of the following for the period from September 14, 2020 (inception) through December 31, 2020:

Current
Federal	$—
State	—
Deferred
Federal	(3,405,066)
State	—
Valuation allowance	3,405,066

Income tax provision	$—

The Company’s net deferred tax assets are as follows as of December 31, 2020:

Deferred tax assets:
Net operating loss carryforwards	$3,131,639
Start-up/organizational costs	273,426

Total deferred tax assets	3,405,066
Valuation allowance	(3,405,066)

Deferred tax asset, net of allowance	$—

In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax assets, projected future taxable income and tax planning strategies in making this assessment. After consideration of all of the information available, management believes that significant uncertainty exists with respect to future realization of the deferred tax assets and has therefore established a full valuation allowance.
There were no unrecognized tax benefits as of December 31, 2020. No amounts were accrued for the payment of interest and penalties at December 31, 2020. The Company is currently not aware of any issues under review that could result in significant payments, accruals or material deviation from its position. The Company is subject to income tax examinations by major taxing authorities since inception.
A reconciliation of the statutory federal income tax rate (benefit) to the Company’s effective tax rate (benefit) is as follows for the period from September 14, 2020 (inception) through December 31, 2020:

Statutory Federal income tax rate	21.0%
Change in Valuation Allowance	(21.0)%

Income Taxes Benefit	0.0%